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             INCORPORATED UNDER THE LAWS OF THE STATE OF WASHINGTON
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------                                                            --------------
No.                                                                       Shares
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                             The State of Washington

[LOGO]                       Dynamic  Ventures  Inc.
                 One Million Shares Authorized, $0.01 Par Value

This  Certifies  That  SPECIMEN is the owner of ______________________ Shares of
                       --------
$0.01  each  of  the  Capital  Stock  of

                                              Dynamic Ventures Inc.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said corporation has caused this Certificate to be signed by its duly authorized officers, and to be sealed with the Seal of the Corporation this ______ day of _____________ At

[SEAL]


---------------------                                      ---------------------
     President                                                    Secretary

                              -------------       ---------
                              SHARES        $0.01   EACH
                              ------------        ---------

                                   CERTIFICATE
                                       FOR

                                     SHARES

                               [SEAL APPEARS HERE]

                                     OF THE

                                  CAPITAL STOCK


                              DYNAMIC VENTURES INC.

                                    ISSUED TO

                         -------------------------------
                                      DATED

                         -------------------------------



     For  Value  Received  ______  hereby  sell,  assign  and  transfer  unto

--------------------------------------------------------------------------------
                                                                          Shares
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of  the  Capital  Stock  represented  by  the  written Certificate and do hereby irrevocably  constitute  and  appoint
                                     -------------------------------------------
to transfer the said Stock on the books of the within named corporation with full power of substitution in the premises.


     Dated
           -----------------------

          In  presence  of

                            ----------------------------

---------------------------

NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORESPOND WITH THE NAME AS WRITTEN ON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR WITHOUT ALTERATION AND ENLARGEMENTS OR ANY CHANGE WHATEVER

     PLEASE  NOTE  THAT  ALL  CERTIFICATES  MUST  BE  LEGENDED  AS  FOLLOWS:

        The shares to be acquired upon exercise of these warrants have not been registered under the Securities Act of 1933, as amended, (the "Act") and may not be sold, transferred or otherwise disposed of by the holder, unless registered under the act or unless, in the opinion of counsel satisfactory to the issuer, the transfer qualifies for an exemption from or exemption to the registration provisions thereof.